UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 19, 2013

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective June 19, 2013, Sino Agro Food, Inc. (the “Company”) dismissed Madsen & Associates CPAs, Inc. (“M&A”) from serving as the Company’s independent registered public accounting firm. As of June 19, 2013, the Company engaged Anthony Kam & Associates Limited (“AK&A”) as its new independent accountants. The Company’s board of directors, which acts as its audit committee, recommended that the Company change audit firms and made the decision to engage AK&A.

The reports of M&A on the financial statements of the Company for the fiscal years ended December 31, 2011 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the Company’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 and its review of the Company’s financial statements for the fiscal quarter ended March 31, 2013, there were no disagreements with M&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&A, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has furnished to M&A the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is M&A’s letter to the Securities and Exchange Commission, dated June 19, 2013, regarding these statements.

During the fiscal years ended December 31, 2011 and December 31, 2012 and through June 19, 2013, the Company has not consulted with AK&A on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that AK&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

16.1	Letter from Madsen & Associates CPAs, Inc., dated June 19, 2013, to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: June 19, 2013	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Madsen & Associates CPAs, Inc., dated June 19, 2013, to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.